SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2002 (January 17, 2002)

BANCORPSOUTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Mississippi	1-12991	64-0659571

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Mississippi Plaza Tupelo, Mississippi	38804

(Address of Principal Executive Offices)	(Zip Code)

(662) 680-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

ITEM 5. OTHER EVENTS

     On January 17, 2002, BancorpSouth, Inc. issued a press release reporting earnings for the fourth quarter ended December 31, 2001 and the year ended December 31, 2001. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release issued on January 17, 2002 by BancorpSouth, Inc.

Certain statements contained in this Current Report on Form 8-K may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” believe,” “estimate,” “expect,” “may,” “might,” “will,” “would” or “intend.” These forward-looking statements include, without limitation, those relating to interest rates, net income, loan volume, credit quality, interest rate margin, interest rate spread, market share, the transaction with Pinnacle Bancshares, expansion and prospects of products and services, deposits, credit losses, non-interest expense, liquidity, prospects for 2001 and 2002, mortgage servicing and BancorpSouth’s future growth and profitability.

We caution you not to place undue reliance on the forward-looking statements contained in this Current Report on Form 8-K in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Those factors include, but are not limited to, changes in economic conditions and government fiscal and monetary policies, fluctuations in prevailing interest rates, ability to reduce interest rates paid on deposits as interest rates decline, laws and regulations affecting financial institutions, the ability of BancorpSouth to compete with other financial services companies, the ability of BancorpSouth to effectively integrate acquisitions, the ability of BancorpSouth to operate and integrate new technology, the ability of BancorpSouth to manage its growth and effectively serve an expanding customer and market base, the ability of BancorpSouth to provide competitive services and products, changes in BancorpSouth’s operating or expansion strategy, geographic concentration of BancorpSouth’s assets, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability of BancorpSouth to attract, train and retain qualified personnel, the ability of BancorpSouth to effectively market its services and products, changes in consumer preferences, other factors generally understood to affect the financial results of financial services companies, and other factors described from time to time in BancorpSouth’s filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

		By:	/s/ L. Nash Allen, Jr.

L. Nash Allen, Jr. Treasurer and Chief Financial Officer

Date:	January 17, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on January 17, 2002 by BancorpSouth, Inc.